June 18, 2020

CM Advisors Small Cap Value Fund

(CMOVX)

A Series of CM Advisors Family of Funds

Supplement to the Prospectus dated June 28, 2019 and supplemented on November 8, 2019 and
Statement of Additional Information dated June 28, 2019

Effective immediately, CM Advisors Small Cap Value Fund (the “Fund”), a series of the CM Advisors Family of Funds (the “Trust”), has terminated the public offering of its shares and will discontinue its operations effective August 18, 2020. Shares of the Fund are no longer available for purchase and, at the close of business on August 18, 2020, all outstanding shares of the Fund will be redeemed at net asset value (the “Transaction”).

At a meeting of the Board of Trustees (the “Board”) of the Trust on June 18, 2020 (the “Meeting”), the Board of the Trust, in consultation with the Fund’s investment advisor, Van Den Berg Management I, Inc. d/b/a CM Fund Advisors (the “Advisor”), determined and approved the discontinuation of the Fund’s operations based on, among other factors, the Advisor’s belief that it would be in the best interests of the Fund and its shareholders to discontinue the Fund’s operations. Through the date of the Transaction, the Advisor will continue to waive investment advisory fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund at its current expense limit, as specified in the Prospectus.

At the Meeting, the Board directed that: (i) all of the Fund’s portfolio securities be liquidated in an orderly manner not later than August 18, 2020; and (ii) all outstanding shareholder accounts on August 18, 2020 be closed and the proceeds of each account be sent to the shareholder’s address of record or to such other address as directed by the shareholder, including special instructions that may be needed for Individual Retirement Accounts (“IRAs”) and qualified pension and profit-sharing accounts. As a result of the Transaction, the Fund’s portfolio holdings will be reduced to cash or cash equivalent securities. Accordingly, going forward, shareholders should not expect the Fund to achieve its stated investment objectives. In addition, at the Meeting the Board decided to eliminate the Fund’s redemption fee for all shareholder redemptions effective immediately.

Shareholders may continue to freely redeem their shares on each business day prior to the Transaction.

The Transaction will be considered for tax purposes a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure its proper treatment on their income tax returns. For shareholders that own shares of the Fund in an IRA or other tax-deferred account, this supplement is notification that the IRA custodian is resigning its services related to their account for the Fund effective on August 18, 2020. In addition, shareholders invested through an IRA or other tax-deferred account should consult the rules regarding the reinvestment of these assets. In order to avoid a potential tax issue, shareholders generally have 60 days from the date that proceeds are received to re-invest or “rollover” the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder’s taxable income for the current tax year. Any IRA automatically redeemed on August 18, 2020 will be subject to mandatory 10% federal tax withholding, likely adversely impacting your ability to rollover your proceeds at a new IRA custodian.

If you have any questions regarding the Funds, please call 1-888-859-5856.

Investors Should Retain this Supplement for Future Reference